UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 8, 2023 (May 3, 2023)
GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22462	16-1445150
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)
3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York 14219-0228
(Address of principal executive offices) (Zip Code)
(716) 826-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ROCK	NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
Gibraltar Industries, Inc. (the "Company") held its 2023 Annual Meeting of Stockholders on May 3, 2023 in a virtual meeting format. Stockholders representing 29,677,297 shares, or 96.24%, of the common shares outstanding as of the March 17, 2023 record date were present or represented by proxy at the meeting. The items listed below were submitted to a vote of the stockholders at the 2023 Annual Meeting. The proposals are described in the Company's Definitive Proxy Statement for the 2023 Annual Meeting filed April 3, 2023. Final voting results are shown below.
Proposal 1 - Election of Directors
In order to be elected, each nominee for election as a director requires the affirmative vote of a majority of the votes cast with respect to the director at the 2023 Annual Meeting. Eight directors were elected to hold office for a one-year term expiring in 2024 or until a successor has been duly elected and qualified, or until such director's earlier resignation, retirement or other termination of service. The following summarizes the votes received for each nominee for director.

Director	Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
Mark G. Barberio	28,616,881	432,854	6,130	621,432
William T. Bosway	28,475,111	448,604	132,150	621,432
Craig A. Hindman	28,958,545	91,188	6,132	621,432
Gwendolyn G. Mizell	28,728,608	318,692	8,565	621,432
Linda K. Myers	28,626,564	423,176	6,125	621,432
James B. Nish	28,815,422	231,877	8,566	621,432
Atlee Valentine Pope	28,728,101	319,198	8,566	621,432
Manish H. Shah	28,773,175	274,123	8,567	621,432
Proposal 2 - Timing of Advisory Vote on Executive Compensation ("Say-When-on-Pay")
This proposal was an advisory vote to determine stockholder preference whether future Say-on-Pay votes should occur every one, two, or three years. The required vote is a plurality of the votes cast that are entitled to vote, based on a vote of either one year, two years or three years. The stockholders advisory vote was for a one year preference for the Say-on-Pay vote. The following summarizes the voting results for the advisory "Say-When-on-Pay" vote:

1 Year	2 Years	3 Years	Abstain
27,232,619	8,319	1,810,271	4,656
Proposal 3 - Advisory Vote on Executive Compensation ("Say-on-Pay")
The stockholders approved of the Company's executive officer compensation in the advisory Say-on-Pay vote. The following summarizes the voting results for the advisory "Say-on-Pay" vote:

Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
28,521,413	520,525	13,927	621,432
Proposal 4 - Approval of the Gibraltar Industries, Inc. Amended and Restated 2018 Equity Incentive Plan
The Gibraltar Industries, Inc. Amended and Restated 2018 Equity Incentive Plan was approved, based upon the following votes:

Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
28,277,121	763,806	14,938	621,432

Proposal 5 - Amendment to the Company's Certificate of Incorporation
This proposal was to approve an amendment to the Company's Amended and Restated Certificate of Incorporation to add a provision designating the state and federal courts of the State of Delaware as the exclusive forums in which certain claims may be brought against the Company. In order to amend the Company's Certificate of Incorporation, a majority of outstanding shares were required to vote for this proposal at the 2023 Annual Meeting. The stockholders approved an amendment to the Company's Certificate of Incorporation, based upon the following votes:

Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
25,555,374	3,483,734	16,757	621,432
Proposal 6 - Ratification of Selection of Independent Registered Public Accounting Firm
The selection of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the year ending December 31, 2023 was ratified, based upon the following votes:

Votes Cast For	Votes Cast Against	Abstain
29,367,782	304,933	4,582
Item 8.01 Other Events
On March 20, 2023, the Board of Directors and Compensation and Human Capital Committee approved the amendment and restatement of the Gibraltar Industries, Inc. 2018 Equity Incentive Plan (the “2018 Equity Plan”), subject to approval of the Amended and Restated Gibraltar Industries, Inc. 2018 Equity Incentive Plan (the "Amended 2018 Equity Plan") by the Company’s stockholders, and directed that the Amended 2018 Equity Plan be submitted to stockholders for approval at the Annual Meeting.
On May 3, 2023, the stockholders of the Company approved the Amended 2018 Equity Plan. The Amended 2018 Equity Plan increase the total number of shares by 550,000 shares of our Common Stock authorized for issuance by the Company thereunder from 1,000,000 to 1,550,000 plus the number of shares that remain unissued and available for grant under the 2015 Equity Plan prior to the effective date of the Amended 2018 Equity Plan. As of March 17, 2023, 78,201 shares of Common Stock remained unissued and available under the 2015 Equity Plan, under which no further grants will be made upon stockholder approval of the Amended 2018 Equity Plan and makes other specified revisions. A description of the terms of the Amended 2018 Equity Plan is included in the Definitive Proxy Statement for the 2023 Annual Meeting filed April 3, 2023. The description of the Amended 2018 Equity Plan is qualified in its entirety by reference to the terms and conditions of the Amended 2018 Equity Plan, a copy of which is filed as Exhibit 10.1 and incorporated herein by reference.
Effective May 3, 2023, a Certificate of Amendment to the Certificate of Incorporation of Gibraltar Industries, Inc. was filed with the Secretary of State of the State of Delaware to the Company’s Amended and Restated Certificate of Incorporation to add a provision designating the state and federal courts of the State of Delaware as the exclusive forums in which certain claims may be brought against the Company as approved by the Company’s stockholders.
Item 9.01    Financial Statements and Exhibits
    (a)-(c)    Not Applicable
    (d)    Exhibits:

No.	Exhibit
3.1	Certificate of Amendment to the Certificate of Incorporation of Gibraltar Industries, Inc.
10.1	Gibraltar Industries, Inc. Amended and Restated 2018 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIBRALTAR INDUSTRIES, INC.
Date:	May 8, 2023
		By:	/s/ Jeffrey J. Watorek
Jeffrey J. Watorek
Vice President and Treasurer

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